                                    AGREEMENT

         This Agreement is entered into among Famous Fixins, Inc. ("Borrower")
and Roseworth Group Limited ("Roseworth"), Austost Anstalt Schaan ("Austost")
and Balmore Funds, S.A. ("Balmore" and collectively, "Lenders"), as of March 31,
2002 and shall be deemed effective as of August 6, 2001.

         WHEREAS, Borrower is indebted to the Lenders, pursuant to 4%
Convertible Debentures (the "Debentures") issued on August 7, 2001, in the original principal amounts of $650,000 to Roseworth, $375,000 to Austost and
$475,000 to Balmore, of which the entire principal amounts remain outstanding as of the date hereof (the "Outstanding Loan Amounts"); and

         WHEREAS, the Outstanding Loan Amounts and all accrued but unpaid interest is due and payable in full by Borrower to the Lenders on August 7,
2001; and

         WHEREAS, the Borrower had requested prior to the date the Debentures are due, an extension of such date, and the Lenders agree to extend such date for the consideration set forth herein; and

         WHEREAS, Borrower and the Lenders desire to set forth their agreement in writing.

         NOW, THEREFORE, Borrower and Lenders, in consideration of the mutual promises and agreements set forth herein, agree as follows:

         1. The Lenders agree to extend the date that the Debentures are due and payable in full to May 8, 2003. Any default premiums/penalties that may have been incurred prior to this Agreement under the terms of the Debentures are waived.

         2. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

         3. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof.

         4. All terms and conditions of the Debenture and the Warrant in contradiction with the terms, conditions and provisions of set forth herein shall be deemed modified or amended so as to read in accordance with the terms and conditions of this Agreement. Except as modified by this Agreement, all terms and conditions of the Debenture and the Warrant shall remain unchanged.
Notwithstanding anything herein to the contrary, other than with respect to the date the Debenture is due and payable and the waiver of any default premiums/penalties that may have been incurred prior to this Agreement, the definition of Maturity Date in the Debenture remains August 7, 2001 for all other provision therein, including but not limited to, the use of such term in
Section 3 of the Debenture relating to the conversion rights of the holder.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by the undersigned, being duly authorized to do so, as of the date set forth above.

BORROWER:                                    LENDERS:

FAMOUS FIXINS, INC.                          ROSEWORTH GROUP LIMITED

By:  /s/                                     By:  /s/
   ---------------------------                  -------------------------------
        Jason Bauer, President                       Name:
                                                     Title:

                                             AUSTOST ANSTALT SCHAAN

                                             By:  /s/
                                                -------------------------------
                                                     Name:
                                                     Title:

                                             BALMORE FUNDS, S.A.

                                             By:  /s/
                                                -------------------------------
                                                     Name:
                                                     Title: